Exhibit 99.1

Americas Technology Acquisition Corp. Announces Liquidation

Dallas, TX, Dec. 13, 2022 (GLOBE NEWSWIRE) -- Americas Technology Acquisition Corp. (NYSE: ATA, ATA.WS, ATA.U) (“ATA”), announced today that due to its inability to consummate an initial business combination by such date, the Board of Directors of ATA has elected to dissolve and liquidate ATA in accordance with the provisions of its Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”), and will redeem all of the outstanding ordinary shares that were included in the units issued in its initial public offering (the “Public Shares”), at a per-share redemption price of approximately $10.59.

As of the close of business on December 17, 2022, the Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount.

In order to provide for the disbursement of funds from the trust account, ATA will instruct the trustee of the trust account to take all necessary actions to liquidate the securities held in the trust account. The proceeds of the trust account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Record holders will receive their pro rata portion of the proceeds of the trust account by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to be completed within ten business days after December 17, 2022.

The Company’s sponsor has agreed to waive its redemption rights with respect to its outstanding ordinary shares issued prior to ATA’s initial public offering. There will be no redemption rights or liquidating distributions with respect to ATA’s warrants, which will expire worthless.

About Americas Technology Acquisition Corp.

Americas Technology Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, or other similar business combination with one or more businesses or entities with an initial focus on technology, media, and telecommunications verticals.

Cautionary Note Regarding Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Jorge Marcos

Chief Executive Officer

Americas Technology Acquisition Corp.

(214) 396-5927